Exhibit 10(u)




                            NOTE AND PLEDGE AGREEMENT

     THIS NOTE AND PLEDGE AGREEMENT ("Agreement") is made and entered into this _____ day of _____, 1995, by and among NMR of America, Inc., a Delaware corporation (the "Pledgee"), and J. Mark Strong (the "Pledgor").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, the Pledgor is indebted in the amount of $  1    to Morgan
                                                        -----
Medical Holdings, Inc., a Colorado corporation ("Morgan"); and

     WHEREAS, pursuant to the Agreement and Plan of Merger, dated April ___, 1995 (the "Merger Agreement"), by and among Pledgee, NMR Sub, Inc. and Morgan, Morgan has assigned its rights with respect to the foregoing indebtedness to Pledgee; and

     WHEREAS, Pledgor is the legal and beneficial owner of  2  shares of common
                                                           ----
stock, par value $.01 per share, of NMR of America, Inc., a Delaware corporation ("NMR"), set forth on Exhibit A attached hereto (together with all other securities received, receivable or otherwise distributed with respect thereto being hereafter called the "Pledged Stock");

     WHEREAS, in consideration for the Pledgee's agreement to extend the period for repayment of the above-referenced indebtedness, Pledgor has agreed to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and undertakings made by the parties hereto, it is hereby agreed:

     1.   Note.
          ----

          1.01   Principal.  FOR VALUE RECEIVED, the Pledgor promises to pay to
                 ---------
the order of the Pledgee, at the offices of the Pledgee referred to in Section 13 hereof, the principal sum

--------------------

     1 This will be the amount owing as of the closing of the Merger.

     2 The number of shares of NMR Common Stock to be pledged will be equal to the indebtedness outstanding at the closing of the Merger divided by the closing price per share of NMR Common Stock on the trading day immediately preceding the closing.

of $  3   ($_____) in eight (8) installments of $_________, together with
    -----
interest thereon as hereinafter provided, beginning on _______, 199__ and thereafter on the first day of every succeeding sixth month, with a final installment of principal payable on ______, 1999 in the amount of the unpaid principal amount hereof.

          1.02   Interest.  Interest shall accrue on the unpaid principal hereof
                 --------
from the date hereof at a rate equal to Chemical Prime. Interest shall be computed on the basis of the actual number of days elapsed over a year of three hundred sixty five (365) days. As used herein, "Chemical Prime" shall mean the rate of interest announced by Chemical Bank of New York ("Chemical") from time to time as its prime rate or prime lending rate. This rate of interest is determined from time to time by Chemical as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Chemical to any particular class or category of its customers. In the event of any change in Chemical Prime, the rate of interest on the note shall be changed accordingly as of the date of change in Chemical Prime, without notice to the Pledgor.

          1.03.   Prepayment; Tender of Payment.  The Pledgor may prepay the
                  -----------------------------
amounts due hereunder at any time, in whole or in part, without premium or penalty, upon the payment of accrued interest on the amount prepaid to the date of such prepayment. All sums payable hereunder which are due on a day on which the banks in New Jersey are not open for business shall be made on the next succeeding business day, and such extended time shall be included in the computation of interest. Both principal and interest shall be payable in lawful money of the United States of America to the Pledgee in immediately available funds.

          1.04.   Release of Pledged Stock   Provided that no Event of Default,
                  ------------------------
as defined in Section 4 herein, shall have occurred during the repayment term of this agreement, Pledgor shall be entitled to a release of Pledged Stock following each scheduled principal installment payment. Such release of Pledged Stock shall be in an amount equal to 60% of the principal repaid by Pledgor in the most recent installment payment, based upon the last sales transaction price for NMR of America, Inc. common stock on the date preceding such scheduled principal payment.

     2.  Representations and Warranties of the Pledgor.  The Pledgor hereby
         ---------------------------------------------
represents and warrants as follows:

          2.01.  Stock Ownership.  The Pledgor is the legal, record and
                 ---------------
beneficial owner of, and has good and valid title to, the Pledged Stock. The Pledged Stock is not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option or other claim or encumbrance whatsoever (each a "Lien"), except the Lien created by this Agreement.

          2.02.  Authority.  The Pledgor has the full right, power and legal
                 ---------
capacity to execute and deliver this Agreement and to consummate and perform the transactions contemplated hereby. This Agreement has been duly executed and delivered by

--------------------

     3 This will be the amount owing as of the closing of the Merger.

the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against him in accordance with its terms.

          2.03.  Validity of Transaction.  The execution and delivery of this
                 -----------------------
Agreement by the Pledgor does not violate, conflict with or result in a breach of any term, condition or provision of, or require the consent of any other party to, any agreement to which the Pledgor is a party or may be bound. No authorization, approval or consent of any governmental authority or third party is required in connection with the execution, delivery and performance of this Agreement by the Pledgor.

     3.   Pledge.  Pledgor hereby pledges, assigns, transfers and delivers to
          ------
the Pledgee the Pledged Stock, and hereby delivers to the Pledgee the certificates representing the Pledged Stock along with stock powers duly endorsed in blank, and hereby assigns, transfers and sets over to the Pledgee, and grants to the Pledgee, a first lien on, and security interest in, all of Pledgor's right, title and interest in and to, the Pledged Stock and all proceeds thereof, to be held by the Pledgee upon the terms and conditions set forth in this Agreement as collateral security for prompt and complete payment when due of all due and payable principal and interest under Section 2 hereof and all reasonable expenses incurred by the Pledgee to enforce its rights hereunder (the "Obligations").

          3.01.   Dividends and Other Distributions.  Unless an Event of Default
                  ---------------------------------
(as such term is herein defined) shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor, provided that all dividends and other distributions paid or payable in connection with a total liquidation or dissolution of the issuer of the Pledged Stock shall be paid to the Pledgee and retained by it as part of the Pledged Stock and as collateral security for the payment and performance by the Pledgor of the Obligations.

          3.01.   Voting Rights.  Unless an Event of Default (as hereinafter
                  -------------
defined) shall have occurred and be continuing, and subject to the terms of the Strong Proxy (as such term is defined in the Merger Agreement), the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof.

          3.03.   Pledgee's Rights.  The Pledgee shall not be liable for failure
                  ----------------
to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

     4.  Events of Default.  Each of the following shall constitute an event of
         -----------------
default hereunder (an "Event of Default"):

(a) a breach by the Pledgor of any term, covenant, obligation or warranty arising under this Agreement, including the failure to make any payment of principal or interest on the date such payment is due; (b) the filing of a petition seeking relief, or the granting of relief, under the federal Bankruptcy Code or any similar Federal or State statute by or against the Pledgor, the making of a general assignment for the benefit of creditors by the Pledgor, or any action by the Pledgor for the purpose of effecting the foregoing; (c) the filing, entry, issuance or granting of any judgment, execution, garnishment, attachment, distraint or Lien against the Pledgor or the Pledged Stock; (d) the death of the Pledgor; (e) the occurrence of any event, which in the sole opinion of the Pledgee, impairs the ability of the Pledgor to pay the Obligations; (f) any statement made in or pursuant to this Agreement or to induce the Pledgee to accept this Agreement, shall prove to be untrue in any material respect; (g) the assignment of any equity in any of the Pledged Stock without the prior written consent of the Pledgor; or (h) a breach by the Pledgor of any term, covenant or obligation arising under that certain Consulting Agreement, dated as of the date hereof, between Pledgor and NMR.

     5.  Remedies.  Upon the occurrence of an Event of Default, the amounts due
         --------
hereunder shall immediately become due and payable without demand or notice, and the Pledgee may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof. The Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part, of the Obligations in such order as the Pledgee may elect. The Pledgor agrees that the Pledgee need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to the Pledgee in this Agreement, and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New Jersey. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Stock are insufficient to pay all amounts to which the Pledgee is entitled, and the fees of any attorneys employed by the Pledgee to collect such deficiency.

     6.   Remedies, etc. Cumulative.   Each right, power and remedy of the
          -------------------------
Pledgee provided for in this Agreement, in addition to any now or hereafter existing right, power and remedy of the Pledgee at law or in equity or by statute, shall be cumulative, and may be exercised cumulatively or concurrently, and are not exclusive of any rights or remedies provided by law. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless executed and delivered in accordance with the provisions of Section 11 hereof, and then only to the extent therein set forth.

     7.   Pledgor's Waiver.  The Pledgor waives presentment for payment, demand,
          ----------------
notice of nonpayment, notice of protest, and protest of this Agreement. The Pledgor consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Pledgee with respect to the payment under Section 2 hereof, and to the release of any of the Pledged Stock.
     8.   Termination; Release.  After full payment and performance of the
          --------------------
Obligations, this Agreement shall terminate and the Pledgee shall, within ten
(10) days after receipt of Pledgor's request, duly assign, transfer and deliver to the Pledgor such of the Pledged Stock as may be in the possession of the Pledgee and, as of that time, has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     9.  Entire Agreement.  This Agreement sets forth the entire agreement and
         ----------------
understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, negotiations, discussions, and understandings between or among the parties regarding pertaining to subject matter hereof.

     10.  Governing Law.  This Agreement has been executed and delivered in the
          -------------
State of New Jersey and shall be governed by and construed in accordance with the laws of the State of New Jersey.

     11.  Amendments.  Except as set forth herein in Section 7, no change,
          ----------
amendment, modification or revocation of this Agreement or waiver of any of the terms or conditions contained herein shall be valid unless the same shall be adopted, waived or consented to, in writing, by the parties hereto. The failure of any party to require performance under or compliance with any provision of this Agreement shall not affect that party's right to enforce the same at a later time.

     12.  Severability.  Any provision of this Agreement or its application to
          ------------
any person, which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions or applications hereof or thereto, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.  Notices.  All notices under this Agreement shall be deemed given if
          -------
delivered personally, sent by telegram or by registered or a certified mail, postage pre-paid, or sent by overnight courier to the addresses indicated below (or such other addresses as shall be later designated in writing):

               If to the Pledgor to:
               --------------------

               J. Mark Strong
               101 E. Kennedy Blvd.
               No. 1010
               Tampa, Florida  33602



               If to the Pledgee to:
               --------------------

               NMR of America, Inc.
               430 Mountain Avenue
               Murray Hill, New Jersey 07974
               Attn:  President

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one agreement.

     15.  Further Assurances.  The Pledgor agrees that at any time and from time
          ------------------
to time, upon the written request of the Pledgee, the Pledgor will execute and deliver such further documents and do such further acts and things as the Pledgee may request in order to effect the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

WITNESS:


_________________________     __________________________________
                              J. Mark Strong




ATTEST:                       NMR of America, Inc.


_________________________     By:______________________________
Name:                         Name:
Title:                        Title: